Exhibit 23(c)



                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------



BOARD OF DIRECTORS
CAI EQUIPMENT LEASING V CORPORATION:

We consent to the use of our report included herein relating to the balance sheet of CAI Equipment Leasing V Corporation (a wholly owned subsidiary of Capital Associates, Inc.) as of May 31, 1996, and to the reference to our firm under the heading "Experts" in the prospectus.


                                              /s/KPMG Peat Marwick LLP
                                              ------------------------
                                              KPMG Peat Marwick LLP



Denver, Colorado
March 6, 1997

                                                                   Exhibit 23(d)



                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


BOARD OF DIRECTORS
CAPITAL ASSOCIATES, INC.:


We consent to the use of our report included herein relating to the financial statements of Capital Preferred Yield Fund-IV, L.P., as of December 31, 1996, and to the reference to our firm under the heading "Experts" in the prospectus.




                                              /s/KPMG Peat Marwick LLP
                                              ------------------------
                                              KPMG Peat Marwick LLP

Denver, Colorado
March 6, 1997

                                                                   Exhibit 23(e)



                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------




BOARD OF DIRECTORS
CAPITAL ASSOCIATES, INC.:


We consent to the use of our report included herein relating to the consolidated balance sheet of Capital Associates, Inc., as of May 31, 1996, and to the reference to our firm under the heading "Experts" in the prospectus.




                                              /s/KPMG Peat Marwick LLP
                                              ------------------------
                                              KPMG Peat Marwick LLP



Denver, Colorado
March 6, 1997